Exhibit 99.1

Date: February 27, 2007

CITICORP BANKING CORPORATION

By: /s/ William H. Wolf
Name: William H. Wolf
Title: Senior Vice President

CITICORP INTERNATIONAL FINANCE CORPORATION

By: /s/ William H. Wolf
Name: William H. Wolf
Title: Vice President

CITIGROUP VENTURE CAPITAL INTERNATIONAL DELAWARE CORPORATION

By: /s/ Alfred Rodrigues
Name: Alfred Rodrigues
Title: Director

COURT SQUARE CAPITAL LIMITED

By: /s/ Leo Viola
Name: Leo Viola
Title: Senior Vice President

CITIGROUP VENTURE CAPITAL INTERNATIONAL PARTNERSHIP G.P. LIMITED

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL CO-INVESTMENT L.P.

By: Citigroup Venture Capital International Partnership G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL GROWTH PARTNERSHIP L.P.

By: Citigroup Venture Capital International Partnership G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL INVESTMENT G.P. LIMITED

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL GROWTH PARTNERSHIP II, L.P.

By: Citigroup Venture Capital International Investment G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL TECHNOLOGY HOLDINGS LLC

By: Citigroup Venture Capital International Growth Partnership II, L.P.,
its Member
By: Citigroup Venture Capital International Investment G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

TRIBECA GLOBAL INVESTMENTS L.P.

By: /s/ Dean Barr
Name: Dean Barr
Title: Authorized Signatory

TRIBECA GLOBAL MANAGEMENT LLC

By: /s/ Dean Barr
Name: Dean Barr
Title: Director

TRIBECA GLOBAL MANAGEMENT (EUROPE) LTD

By: /s/ Gay Huey Evans
Name: Gay Huey Evans
Title: Director

TRIBECA GLOBAL MANAGEMENT (ASIA) PTE. LTD.

By: /s/ Dean Barr
Name: Dean Barr
Title: Director

CITIGROUP INVESTMENTS INC.

By: /s/ Leo Viola
Name: Leo Viola
Title: Chief Executive Officer and Chairman